SUPPLEMENT TO THE FIDELITY DAILY INCOME TRUST
OCTOBER 20, 1998
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING FUNDAMENTAL INVESTMENT LIMITATION REPLACES LIMITATION
(2) FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE
2.

(2) issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

   THE FOLLOWING NON-FUNDAMENTAL     INVESTMENT    LIMITATION REPLACES
LIMITATION (III) FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 2.

   (iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party.

   THE FOLLOWING NON-FUNDAMENTAL     INVESTMENT    LIMITATION REPLACES
LIMITATION (V) FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS"
SECTION ON PAGE 3.

   (v) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

MONEY MARKET INSURANCE. The fund participates in a mutual insurance company solely with other funds advised by FMR or its affiliates. This company provides insurance coverage for losses on certain money market instruments held by a participating fund (eligible instruments), including losses from nonpayment of principal or interest or a bankruptcy or insolvency of the issuer or credit support provider, if any. The insurance does not cover losses resulting from changes in interest rates or other market developments. The fund is charged an annual premium for the insurance coverage and may be subject to a special assessment of up to approximately two and one-half times the fund's annual gross premium if covered losses exceed certain levels. A participating fund may recover no more than $100 million annually, including all other claims of insured funds, and may only recover if the amount of the loss exceeds 0.30% of its eligible instruments. The fund may incur losses regardless of the insurance.